UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Industrial Logistics Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2019 Annual Meeting
of Shareholders and Proxy Statement

Monday, June 3, 2019 at 9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Business at a Glance

INDUSTRIAL LOGISTICS PROPERTIES TRUST

$1.6 Billion Gross Investment in Real Estate	**270** Properties	**29.5 Million** Square Feet	**99.3%** Occupancy
26 States	**73.5%** Annualized Rental Revenues from Investment Grade Rated Tenants and HI Land Leases [1]	**20%** of Board Comprised of Women	**11.0 Years** Weighted Average Remaining Lease Term

(1) Includes Hawaii land leases and mainland tenants that are investment grade rated or subsidiaries of investment grade rated parent entities.

Tenant: Amazon
Murfreesboro, TN

Top 10 Tenants Include Major National Brands

	Tenant	Property Type	Rented Sq. Ft.	% of Total Rented Sq. Ft.	Annualized Rental Revenues
1	Amazon.com.	Mainland Industrial	3,048	10.4%	9.5%
2	Restoration Hardware, Inc.	Mainland Industrial	1,195	4.1%	3.5%
3	Federal Express Corporation (FedEx)	Mainland Industrial	613	2.1%	3.1%
4	American Tire Distributors, Inc.	Mainland Industrial	722	2.5%	3.0%
5	Par Hawaii Refining, LLC	Hawaii Land and Easement	3,148	10.7%	2.8%
6	Servco Pacific Inc.	Hawaii Land and Easement	537	1.8%	2.2%
7	Shurtech Brands, LLC	Mainland Industrial	645	2.2%	2.1%
8	BJ's Wholesale Club, Inc.	Mainland Industrial	634	2.2%	2.1%
9	Safeway Inc.	Hawaii Land and Easement	146	0.5%	2.0%
10	Exel Inc.	Mainland Industrial	945	3.2%	1.8%

Business Highlights

COMPLETED IPO
- ILPT completed its initial public offering as a subsidiary of Select Income REIT, or SIR, raising $480 million of gross proceeds.

CREDIT FACILITY
- Closed syndication of a $750 million unsecured credit facility.

DIVIDEND
- Established a regular quarterly dividend of $0.33 per share ($1.32 per share per year).

MANAGEMENT CHANGES
- ILPT named John Murray as Managing Trustee, President, and Chief Executive Officer following John Popeo's retirement.

NO LONGER A CONTROLLED COMPANY/INCREASED PUBLIC FLOAT
- ILPT ceased being a controlled company after SIR distributed all of its 45 million ILPT shares to its shareholders.

LETTER TO OUR SHAREHOLDERS FROM OUR
BOARD OF TRUSTEES

Dear Fellow Shareholders:

              Please join us for our first annual meeting as a public company on Monday, June 3, 2019. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering cost and reducing the environmental impact of our annual meeting.

              Although we are a young company, please be assured that our Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. With this in mind, we have begun what we expect to be a multiyear process of examining our fundamental governance policies as we understand that good governance is critical to building and keeping shareholder confidence and to long term value creation. Shareholder engagement and feedback have been critical components of this examination. Our initial steps include engaging an executive search consulting firm to help us identify and vet qualified and diverse board candidates so that we can expand and, as appropriate, refresh our Board, adopting a proxy access bylaw and asking you to approve an amendment to our Declaration of Trust so that we will have a plurality vote standard for contested elections. We discuss our plans in more detail in the accompanying Proxy Statement.

              We thank you for your investment in Industrial Logistics Properties Trust and for the confidence you put in this Board to oversee your interests in our business.

April 5, 2019

Bruce M. Gans Lisa Harris Jones Joseph L. Morea John G. Murray Adam D. Portnoy

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Monday, June 3, 2019

9:30 a.m., Eastern time

Two Newton Place, 255 Washington Street, Suite 100
Newton, Massachusetts 02458

ITEMS OF BUSINESS

1.
Elect the Trustee nominees identified in the accompanying Proxy Statement to the Company's Board of Trustees;

2.
Ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year;

3.
Approve an amendment to the Company's Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders; and

4.
Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on January 31, 2019.

PROXY VOTING

Shareholders as of the record date are invited to attend the 2019 Annual Meeting. If you cannot attend in person, please vote in advance of the 2019 Annual Meeting by using one of the methods described in the accompanying Proxy Statement.

April 5, 2019
Newton, Massachusetts

By Order of the Board of Trustees,
Jennifer B. Clark
 Secretary

Please sign and return the proxy card or voting instruction form or use telephone or internet methods to authorize a proxy in advance of the 2019 Annual Meeting. See the "Proxy Materials and Voting Information" section on page 31 for information about how to authorize a proxy by telephone or internet or how to attend the 2019 Annual Meeting and vote your shares in person.

PLEASE VOTE

It is very important that you vote to play a part in the future of our Company. The Nasdaq Stock Market LLC (the "Nasdaq") rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Trustees	Page 12	FOR	Plurality of all votes cast
2	Ratification of independent auditors*	Page 26	FOR	Majority of all votes cast
3	Approval of an amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders	Page 30	FOR	Majority of all votes entitled to be cast

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on June 2, 2019 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on June 2, 2019 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

    2019 Proxy Statement    1

April 5, 2019

PROXY STATEMENT

The Board of Trustees (the "Board") of Industrial Logistics Properties Trust (the "Company," "we," "us" or "our") is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by the Board for the 2019 annual meeting of shareholders of the Company. The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on Monday, June 3, 2019, at 9:30 a.m., Eastern time, and any adjournments or postponements thereof (the "2019 Annual Meeting"). We are first making these proxy materials available to shareholders on or about April 5, 2019.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on January 31, 2019, the record date for the meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date. On January 31, 2019, there were 65,074,791 Common Shares issued and outstanding.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2019 ANNUAL MEETING TO BE HELD ON MONDAY, JUNE 3, 2019.

The Notice of 2019 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2018 are available at www.proxyvote.com.

2         2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Review of Corporate Governance Policies and Shareholder Engagement

In recognition of the relationship between corporate governance and long term performance and as a result of engagement with and feedback from our shareholders, the Board has embarked on a review of the Company's corporate governance principles. The Board expects that corporate governance reform will be a multi-year process and, as it weighs various alternatives, the Board is prioritizing its consideration based on a review of best practices and input from our shareholders. Based on these principles, the Board has established the following priorities and taken the following steps:

  •
  had meaningful engagements with many of our shareholders;

  •
  retained Korn Ferry, a leading executive search consulting firm, to help identify and evaluate candidates to expand and, as appropriate, refresh the Board;

  •
  adopted a proxy access bylaw (see page 9); and

  •
  asked shareholders in this Proxy Statement to support an amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders (see page 30).

The Board has also instituted a number of complementary mechanisms to allow shareholders to communicate their points of view, including:

  •
  our commitment to thoughtfully consider shareholder proposals submitted to the Company;

  •
  the ability to attend and voice opinions at the annual meeting of shareholders; and

  •
  the ability to direct communications to individual Trustees or the entire Board (see page 10).

As the Board continues on the path to enhanced good governance, we appreciate your support of the Board and these initiatives.

Board Composition, Expansion and Refreshment

We are currently governed by a five member Board of Trustees. Ensuring the Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of the Board and the Nominating and Governance Committee. The Board is actively seeking to expand its composition for several reasons, including to increase the ratio of Independent Trustees to Managing Trustees, create more skill mix and diversity, ensure a smooth transition if and when a Trustee decides to retire or otherwise leaves the Board and ensure that the Board is comprised of individuals with a diverse set of backgrounds, perspectives and skills. The Board believes that continuity is important to the effective conduct of our business and expects the expansion process will take place over several years. To facilitate these efforts, the Board has retained Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist the Nominating and Governance Committee in:

  •
  identifying and evaluating potential trustee candidates;

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  creating an even playing field among candidates identified regardless of source;

  •
  using the criteria, evaluations and references to prioritize candidates for consideration regardless of source; and

  •
  assisting in attracting and vetting candidates.

    2019 Proxy Statement    3

THE BOARD BELIEVES THAT ITS MEMBERS SHOULD:

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exhibit high standards of integrity and ethics;

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have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

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have a strong record of achievements;

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have knowledge of the commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

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be familiar with the industrial and logistics markets;

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have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity and skills; and

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be committed to serving on the Board over a period of years in order to develop knowledge about the Company's operations and have sufficient time and availability to devote to Board and committee matters.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. The Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

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work experience with a proven record of success in his or her field;

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risk oversight/management expertise;

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accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

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operating business and/or transactional experience;

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management/leadership experience;

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knowledge of the Company's historical business activities;

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familiarity with public capital markets;

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experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

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service on other public company boards and committees;

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qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

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qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the Securities and Exchange Commission ("SEC") and our governing documents.

The Nominating and Governance Committee and the Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition when evaluating potential nominees for election as Trustee. The Nominating and Governance Committee and the Board also expect to ask Korn Ferry to assist in considering the qualifications of, and evaluating, potential nominees.

4         2019 Proxy Statement

Summary of Board Experience

	Bruce M. Gans	Lisa Harris Jones	Joseph L. Morea	John G. Murray	Adam D. Portnoy

High level of financial literacy and capital markets experience			X	X	X

Operating business experience	X	X		X	X

Commercial real estate or REIT experience	X		X	X	X

Familiarity with the industrial and logistics markets			X	X	X

Management / Leadership experience	X	X	X	X	X

Knowledge of the Company's historical business activities	X	X	X	X	X

Familiarity with public capital markets			X	X	X

Risk oversight/management expertise	X	X	X	X	X

Service on other public company board and committees	X	X	X	X	X

Gender or ethnic diversity		X

Managing Trustee				X	X

Independent Trustee	X	X	X

Key Responsibilities of the Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓

The Board oversees and monitors strategic planning.

✓

Business strategy is a key focus at the Board level and embedded in the work of Board committees.

✓

Company management is charged with executing business strategy and provides regular performance updates to the Board.

✓

The Board oversees risk management.

✓

Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.

✓

Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓

The Board oversees succession planning and talent development for senior executive positions.

✓

The Nominating and Governance Committee makes an annual report to the Board on succession planning.

✓

In the event of a succession, the entire Board may work with the Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

    2019 Proxy Statement    5

The Board's Role in Oversight of Risk Management

The Board is elected by shareholders to oversee the Company's business and long term strategy. As part of fulfilling its responsibilities, the Board oversees the safeguarding of the Company's assets, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations. Inherent in these responsibilities is the Board's understanding and oversight of the various risks the Company faces. The Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of the Company's business strategy.

The Board oversees risk as part of its general oversight of the Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The day to day business of the Company is conducted by our manager, The RMR Group LLC ("RMR LLC"), and RMR LLC and the Company's officers and Director of Internal Audit are responsible for incorporating risk management in their activities. The Company's Director of Internal Audit reports to the Audit Committee and provides the Company advice and assistance with the Company's risk management function.

In discharging their oversight responsibilities, the Board and Board committees review regularly a wide range of reports RMR LLC and other service providers provide, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management activities;

  •
  regulatory and legislative updates that may impact the Company;

  •
  reports on the security of the Company's information technology processes and the Company's data; and

  •
  legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR LLC, officers of the Company, the Director of Internal Audit, legal counsel, the Company's independent auditors and other professionals, as appropriate.

The Audit Committee takes a leading role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal control over financial reporting. The Audit Committee also reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes on an annual basis. The Audit Committee considers risks relating to cybersecurity, receiving regular reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by the Company, including updates on the internal and external cybersecurity landscape and relevant technical developments. The Audit Committee meets at least quarterly and reports its findings to the Board. The Audit Committee also meets periodically with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee whose duties are detailed in its charter, among other duties, evaluates the performance of the Company's Director of Internal Audit and RMR LLC's performance under the Company's business and property management agreements, including any perceived risks created by compensation arrangements. Also, the Compensation Committee and the Board consider that the

6         2019 Proxy Statement

Company has a share award program that requires share awards to executive officers to vest over a period of years. The Company believes that the use of share awards vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the year ended December 31, 2018 ("Annual Report"). The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Trustee Independence

Under the corporate governance listing standards of the Nasdaq, the Board must consist of a majority of Independent Trustees. Our governing documents also require that a majority of the Board be Independent Trustees. Under our governing documents, Independent Trustees are Trustees who are not employees of RMR LLC, are not involved in the Company's day to day activities and who meet the qualifications for independence under the applicable rules of the Nasdaq and the SEC.

The Board affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees or trustees or directors of the Company's subsidiaries. In making independence determinations, the Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, the Board has determined that Bruce M. Gans, Lisa Harris Jones and Joseph L. Morea currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Trustees' relationships with the Company, RMR Inc. or RMR LLC and the other companies to which RMR LLC or its subsidiaries provide management services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

Executive Sessions of Independent Trustees

Pursuant to the Company's Governance Guidelines, our Independent Trustees are expected to meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions will be the Chair of the Audit Committee, unless the Independent Trustees determine otherwise.

    2019 Proxy Statement    7

Board Leadership Structure

In accordance with our governing documents, the Board is comprised of five Trustees, including three Independent Trustees and two Managing Trustees, and our Board is divided into three classes, with each Trustee of each class elected at an annual meeting of shareholders serving for a term that continues until the third annual meeting of shareholders following his or her election and until his or her successor is elected and qualifies. All Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing the Company and its strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms, and have also served in academia. Our Trustees may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisers. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees. We do not have a Chairman of the Board or a lead Independent Trustee.

Our Chief Financial Officer and Treasurer and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of the Board may be called at any time by any Managing Trustee, the President or pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with the Company's management and the Director of Internal Audit, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject.

Three of our Trustees, including one of our nominees for election at the 2019 Annual Meeting, are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of the Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Trustees are Managing Trustees, persons who have been employees, officers or directors of RMR LLC or who have been involved in the Company's day to day activities for at least one year prior to his or her election as Trustees.

Code of Business Conduct and Ethics and Committee Governance

The Board is committed to corporate governance that promotes the long term interests of our shareholders. The Board has established Governance Guidelines that provide a framework for effective governance. The Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

The Company has also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Trustees and officers and RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees to ensure compliance with applicable laws and regulations.

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. The Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and reviews its written charter on an annual basis to consider whether any changes are required.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees, individually or as a group. To access these documents on the Company's website visit www.ilptreit.com.

8         2019 Proxy Statement

Vote Standard for Election of Trustees

In uncontested elections our Trustees are elected by a plurality of the votes cast by our shareholders. If the amendment to our Declaration of Trust described in Proposal 3 is approved by our shareholders, our Trustee nominees will also be elected by a plurality of the votes cast by our shareholders in contested elections (i.e., elections in which the number of nominees standing for election as Trustees exceeds the number of Trustees to be elected at the meeting).

Adoption of Proxy Access Bylaw

In March 2019, after extensive analysis and shareholder engagement, the Nominating and Governance Committee recommended, and the Board adopted, a proxy access bylaw pursuant to which a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years, may nominate and include in the Company's proxy materials for an annual meeting Trustee nominees constituting up to the greater of two nominees or 20% of the number of Trustees on the Board that holders of our Common Shares are entitled to elect, provided that for so long as the Company has a classified Board of less than nine Trustees, such number of Trustee nominees will be reduced so that for any annual meeting it does not exceed one-half of the number of Trustees to be elected at the meeting as noticed by the Company rounded down to the nearest whole number (but not rounded down as a result of this proviso to less than one). Shareholders making such a nomination and their nominees must also satisfy the informational, documentation and other requirements specified by Section 2.17 of our Bylaws.

Nominations for Trustees

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each annual meeting of shareholders. The Nominating and Governance Committee may consider candidates suggested by the Company's Trustees, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee, c/o Industrial Logistics Properties Trust, Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ilptreit.com. Any such recommendation shall include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

As noted above, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the outstanding Common Shares continuously for at least three years may utilize our proxy access bylaw to nominate and include in the Company's proxy materials Trustee candidate(s) for election at an annual meeting of shareholders provided that the shareholder(s) and the nominee(s) satisfy the informational, documentation and other requirements specified by Section 2.17 of our Bylaws.

Shareholders seeking to nominate one or more individuals as a Trustee candidate without relying on our proxy access bylaw shall comply with the advance notice requirements for shareholder nominations set forth in Section 2.13 of our Bylaws, which include, among other things, requirements as to the proposing shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares and submission of specified documentation and information.

    2019 Proxy Statement    9

Communications with the Board

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications should be addressed to Trustees in care of the Secretary, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@ilptreit.com.

Sustainability

Our business strategy incorporates and values environmental sustainability principles. We seek to operate our properties in a manner that improves the environmental efficiency of their operations. We regularly consider ways to improve our internal culture and the communities in which we operate. Our environmental sustainability and community engagement strategies are primarily implemented by our manager, RMR LLC, and focus on a complementary set of objectives, including the following:

  •
  Responsible Investment:  During the acquisition of properties, RMR LLC assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process. We regularly seek to invest in sustainability practices that improve environmental performance and enhance asset value.

  •
  Environmental Stewardship:  We seek to improve the environmental footprint of our properties, including by reducing energy consumption and water usage at our properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

  •
  Corporate Citizenship:  We seek to be a responsible corporate citizen and to strengthen the communities in which we own properties. We have no employees but our manager, RMR LLC, regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company-wide service day and a matching charitable giving program.

  •
  Diversity:  We value a diversity of backgrounds, experience and perspectives. Our Board is comprised of 20% women and minorities. RMR LLC is an equal opportunity employer.

To learn more about the Company's and RMR LLC's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Shareholder Nominations and Other Proposals

Deadline to Submit Proposals pursuant to Rule 14a-8 for the 2020 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before December 7, 2019 in order to be eligible to be included in the proxy statement for the 2020 annual meeting of shareholders; provided, that, if the date of the 2020 annual meeting is more than 30 days before or after June 3, 2020, such a proposal must be submitted within a reasonable time before we begin to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials in certain circumstances or if conditions specified in the rule are not met.

Deadline to Submit Nominations and Proposals for the 2020 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Declaration of Trust and Bylaws, not later than 5:00 p.m., Eastern time, on December 7, 2019 and not earlier than November 7, 2019; provided, that, if the date of the 2020 annual meeting is more than 30 days earlier or later than June 3, 2020, then a shareholder's notice must be so delivered not later than 5:00 p.m., Eastern time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2020 annual meeting is mailed or otherwise made available or (ii) public announcement of the date of the 2020 annual meeting is first made by the Company. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Declaration of Trust and Bylaws, which include, among other things,

10         2019 Proxy Statement

requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

The foregoing description of the deadlines and other requirements for a shareholder to submit a nomination for election to the Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to the Company's Secretary at Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other shareholder proposal should carefully review and comply with those provisions.

    2019 Proxy Statement    11

PROPOSAL 1: ELECTION OF TRUSTEES

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Lisa Harris Jones for election as an Independent Trustee in Class I and John G. Murray for election as a Managing Trustee in Class I. Ms. Harris Jones and Mr. Murray currently serve on the Board. If elected, Ms. Harris Jones and Mr. Murray would serve until the Company's 2022 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect each nominee for election as Trustee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

Assuming a quorum is present at the meeting, a plurality of all the votes cast is required to elect a Trustee at the 2019 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Trustees, as well as a summary of the key experiences, qualifications, attributes and skills that led the Nominating and Governance Committee and the Board to conclude that such persons are currently qualified to serve as Trustees, are set forth on the following pages.

The Board of Trustees recommends a vote "FOR" the election of both Trustee nominees.

12         2019 Proxy Statement

Trustee Nominees to be Elected at the 2019 Annual Meeting

Lisa Harris Jones

Independent Trustee since 2018

Class/Term: Class I with a term expiring at the 2019 Annual Meeting

Age: 51

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: TravelCenters of America LLC (since 2013); Senior Housing Properties Trust (since 2015)

Ms. Harris Jones is the founding member of Harris Jones & Malone, LLC, a law firm based in Maryland. Since founding Harris Jones & Malone,  LLC in 2000, Ms. Harris Jones has represented a wide range of clients, focusing her practice in government relations and procurement at both the state and local levels. Prior to founding Harris, Jones & Malone, LLC, Ms. Harris Jones was associated with other Maryland law firms from 1993 to 1999, and she has represented the City of Baltimore and many of its agencies and related quasi-public entities in various real estate development and financing transactions. In addition to her professional accomplishments, Ms. Harris Jones has held leadership positions in many community service and civic organizations for which she has received recognitions and awards, including being the recipient of the YWCA Greater Baltimore Special Leadership Award in 2012.

Specific Qualifications, Attributes, Skills and Experience:

•

professional skills and experience in legal and business finance matters;

•

experience in public policy matters;

•

experience in real estate matters;

•

demonstrated leadership capability as an entrepreneur and founding member of a law firm;

•

work on public company boards and board committees;

•

African American;

•

female; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

John G. Murray

Managing Trustee since 2018

President and Chief Executive Officer since 2018

Class/Term: Class I with a term expiring at the 2019 Annual Meeting

Age: 58

Other Public Company Boards: Hospitality Properties Trust (since 2018)

Mr. Murray has been the president of Hospitality Properties Trust since June 1996 and its chief executive officer since June 2018, and before then he was its chief operating officer from 1996 until June 2018, and its chief financial officer and treasurer from 1995 to 1996. Mr. Murray has been an executive vice president of RMR LLC since 2001 and served in various other capacities with RMR LLC and its subsidiaries since 1993, including as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has also served as a director of Sonesta International Hotels Corporation since 2019. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Specific Qualifications, Attributes, Skills and Experience:

•

leadership position with the Company and RMR LLC and demonstrated management ability;

•

extensive experience in, and knowledge of, the CRE industry and REITs;

•

institutional knowledge earned through prior service as an officer of the Company and in leadership positions with RMR LLC;

•

professional skills and expertise in accounting and financing and experience as a chief operating officer; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

    2019 Proxy Statement    13

Continuing Trustees

Bruce M. Gans, M.D.

Independent Trustee since 2018

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 72

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: Five Star Senior Living Inc. (since 2001)

Dr. Gans has been executive vice president and chief medical officer at the Kessler Institute for Rehabilitation since 2001 and national medical director for Rehabilitation Select Medical, the parent company of the Kessler Institute, since 2003. He is also a professor of physical medicine and rehabilitation at Rutgers University—New Jersey Medical School. Dr. Gans was an independent trustee of Hospitality Properties Trust from 2009 until 2015. Dr. Gans has also served as president and chief executive officer of the Rehabilitation Institute of Michigan. In Dr. Gans's extensive academic career, he has served as professor of physical medicine and rehabilitation at a number of universities, in addition to his current position at Rutgers University—New Jersey Medical School. Dr. Gans is editor of a standard medical textbook on physical medicine and rehabilitation, which is now in its fifth edition, and he has written or coauthored more than forty articles in peer-reviewed publications and twenty-eight abstracts and has served on editorial boards for many medical journals, including serving as the associate editor of the American Journal of Physical Medicine and Rehabilitation. Dr. Gans has testified before the Senate Committee on Veterans' Affairs and has been called on to serve on technical expert panels and to advise the Medicare Payment Advisory Commission, the independent congressional agency established in 1997 to advise the U.S. Congress on issues affecting the Medicare program. Dr. Gans has also served as president of the American Academy of Physical Medicine and Rehabilitation, a medical society with more than 7,500 members, and as a leader in numerous other professional organizations.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability, including through his service in many healthcare management, professional, academic and civic leadership positions;

•

business experience as the chief executive of a large medical organization;

•

experience in, and knowledge of, the CRE industry and REITs;

•

work on public company boards and board committees;

•

many academic and professional achievements;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Adam D. Portnoy

Managing Trustee since 2017

Class/Term: Class II with a term expiring at the 2020 annual meeting of shareholders

Age: 48

Other Public Company Boards: Hospitality Properties Trust (since 2007); Senior Housing Properties Trust (since 2007); Office Properties Income Trust (formerly known as Government Properties Income Trust, since 2009); RMR Real Estate Income Fund, including its predecessor funds (since 2009); The RMR Group Inc. (since 2015); Tremont Mortgage Trust (since 2017); Five Star Senior Living Inc. (since 2018); TravelCenters of America LLC (since 2018)

Mr. Portnoy has been president and chief executive officer of The RMR Group Inc. ("RMR Inc.") since shortly after its formation in 2015. Mr. Portnoy has been president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR LLC's managing member. Mr. Portnoy has been a director of RMR Advisors LLC since 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016 and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is an owner, the sole trustee and an officer of ABP Trust. Mr. Portnoy is the majority owner and has been a director of Sonesta International Hotels Corporation since 2012. Mr. Portnoy served as president and chief executive officer of RMR Real Estate Income Fund from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Mr. Portnoy was a managing trustee of Equity Commonwealth from 2006 until 2014 and served as its president from 2011 to 2014. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts and on the Board of Directors of Pioneer Institute, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in, and knowledge of, the CRE industry and REITs;

•

leadership position with RMR LLC and demonstrated management ability;

•

public company trustee and director service;

•

experience in investment banking and private equity;

•

experience in starting a telecommunications company and serving as its senior executive;

•

institutional knowledge earned through prior service on the Board since the Company's formation and in leadership positions with RMR LLC; and

•

qualifying as a Managing Trustee in accordance with the requirements of our governing documents.

The Nominating and Governance Committee and the Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR LLC, his day to day work requires his extensive attention to the business of all the companies for which he serves as a managing trustee or managing director, including the Company, and therefore, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. The Board believes that Mr. Portnoy's extensive familiarity with the day to day business of the Company provides valuable insight for the Board.

14         2019 Proxy Statement

Continuing Trustees

Joseph L. Morea

Independent Trustee since 2018

Class/Term: Class III with a term expiring at the 2021 annual meeting of shareholders

Age: 64

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: THL Credit Senior Loan Fund (since 2013); Eagle Growth & Income Opportunities Fund (since 2015); Garrison Capital Inc. (since 2015); TravelCenters of America LLC (since 2015); RMR Real Estate Income Fund (since 2016); Tremont Mortgage Trust (since 2017)

Mr. Morea was a vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012. From 2008 to 2009, Mr. Morea also served as the head of U.S. Investment Banking for RBC Capital Markets. Previously, Mr. Morea was employed as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc., the chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc. and a managing director of Equity Capital Markets at Smith Barney, Inc. Prior to working as an investment banker, Mr. Morea was employed as a certified public accountant. Mr. Morea served as a trustee of Equity Commonwealth from 2012 until 2014.

Specific Qualifications, Attributes, Skills and Experience:

•

experience in and knowledge of the investment banking industry and public capital markets;

•

demonstrated leadership and management abilities;

•

experience in capital raising and strategic business transactions;

•

experience as a public company trustee and director and board committee member;

•

professional training, skills and expertise in, among other things, finance matters;

•

institutional knowledge earned through prior service on the Board since shortly after the Company's formation; and

•

qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

    2019 Proxy Statement    15

Executive Officers

The Company's executive officers serve at the discretion of the Board. There are no family relationships among any of the Company's Trustees or executive officers.

John G. Murray

President and Chief Executive Officer since 2018 Age: 58

Mr. Murray's background and qualifications are described above.

Richard W. Siedel, Jr.

Chief Financial Officer and Treasurer since 2018 Age: 39

Mr. Siedel has been a senior vice president of RMR LLC since 2016 and was a vice president of RMR LLC from 2015 to 2016. He has been chief financial officer and treasurer of Senior Housing Properties Trust since 2016 and was chief accounting officer of Five Star Senior Living Inc. from 2014 through 2015, and he previously served as controller of RMR LLC from 2013 to 2014. Mr. Siedel's former experience also includes various accounting leadership positions, including corporate controller at Sensata Technologies (NYSE: ST) from 2010 to 2013 and an auditor at Ernst & Young LLP from 2001 to 2010.

16         2019 Proxy Statement

BOARD COMMITTEES

The Audit Committee

Members Joseph L. Morea (Chair) Bruce M. Gans Lisa Harris Jones 7 meetings during 2018

The Audit Committee is comprised solely of Independent Trustees. Its primary role is to help the Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. The Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of the Company's independent auditor and the resolution of disagreements between management and the independent auditor. The independent auditor reports directly to the Audit Committee. The Audit Committee also has final authority and responsibility for the appointment and assignment of duties to the Director of Internal Audit. The Audit Committee reviews the overall audit scope and plans of the audit with the independent auditor. The Audit Committee also reviews with management and the independent auditors the Company's quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

The Board has determined that each member of the Audit Committee is financially literate and that Mr. Morea is the Audit Committee's "financial expert."

The Compensation Committee

Members Bruce M. Gans (Chair) Lisa Harris Jones Joseph L. Morea 5 meetings during 2018

The Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of RMR LLC, of our executive officers and our Director of Internal Audit, evaluating and approving any changes in our agreements with RMR LLC and approving equity compensation awards. The Compensation Committee recommends to the Board the cash compensation payable to our Trustees for Board and committee service. It also reviews amounts payable by us to RMR LLC under our business and property management agreements and approves any proposed amendments to or termination of those agreements.

The Nominating and Governance Committee

Members Lisa Harris Jones (Chair) Bruce M. Gans Joseph L. Morea 3 meetings during 2018

The Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend candidates to the entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur, to perform certain assessments of the Board and Board committees, including to assess the independence of Trustees and Trustee nominees, and to develop and recommend to the Board governance principles for the Company. Under its charter, the Nominating and Governance Committee is also responsible for considering and reporting on the Company's succession planning to the Board.

    2019 Proxy Statement    17

BOARD MEETINGS

In 2018, the Board held 7 meetings. In 2018, each then Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served or that were held during the period in which the Trustee served as a Trustee or committee member. The Company's policy with respect to Board members' attendance at meetings of the Board and annual meetings of shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.ilptreit.com.

TRUSTEE COMPENSATION

Compensation of Trustees

The Board of Trustees believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees. On May 23, 2018, after conducting a market review with respect to leading companies of similar size to the Company as well as an industry peer group and other companies managed by RMR LLC or its subsidiaries, upon the recommendation of the Compensation Committee, the Board approved the Company's compensation arrangements for Independent Trustees of the Company.

The Company will continue to compensate its Independent Trustees through the use of annual retainers plus fees for meetings attended. Effective May 23, 2018, each Independent Trustee receives an annual fee of $50,000 for services as a Trustee, plus a fee of $1,250 for each Board or Board committee meeting attended. Trustees also received a prorated annual fee for 2018 of $13,333. Up to two $1,250 fees are paid if a Board meeting and one or more Board committee meetings, or two or more Board committee meetings, are held on the same date. Each Independent Trustee who serves as a committee chair of the Board's Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee of $15,000, $10,000 and $10,000, respectively. The committee chairs of the Board's Audit, Compensation or Nominating and Governance Committees also received a prorated annual fee for 2018 of $5,000, $3,333 and $3,333, respectively. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.

In 2018, each Independent Trustee and Managing Trustee also received an award of 1,000 Common Shares in connection with the Company's initial public offering ("IPO") and an annual award of 3,000 Common Shares. Managing Trustees do not receive cash compensation for their services as Trustees.

Trustee Share Ownership Guidelines

The Board believes it is important to align the interests of Trustees with those of our shareholders, and for Trustees to hold equity ownership positions in the Company. Accordingly, each Trustee is expected to hold at least 20,000 Common Shares by: (a) in the case of Trustees elected on or before March 27, 2018, the date of the 2023 annual meeting of shareholders of the Company and (b) in the case of Trustees elected after March 27, 2018, five years from the annual meeting of shareholders of the Company at which the Trustee was initially elected or, if earlier, the first annual meeting of shareholders of the Company following the initial appointment of the Trustee to the Board. Compliance with these ownership guidelines is measured as of the end of each fiscal year. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in the Company is exempt from this requirement. The Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.

As of January 31, 2019, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

18         2019 Proxy Statement

2018 Annual Trustee Compensation

The following table details the total compensation of the Trustees for the year ended December 31, 2018 for services as a Trustee.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)

Bruce M. Gans	96,666	83,660	—	180,326
Lisa Harris Jones	95,416	83,660	—	179,076
Joseph L. Morea	103,333	83,660	—	186,993
John G. Murray(3)(4)	—	60,900	—	60,900
Adam D. Portnoy(3)	—	83,660	—	83,660
John C. Popeo(3)(4)(5)	—	83,660	—	83,660
Barry M. Portnoy(3)(5)	—	—	—	—

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2018, consisting of a $63,333 annual cash fee and each of Ms. Harris Jones and Messrs. Gans and Morea earned an additional annual cash fee of $13,333, $13,333 and $20,000, respectively, for service as a committee chair in 2018. Ms. Harris Jones earned an additional $18,750 and Messrs. Gans and Morea each earned an additional $20,000 in fees for meetings attended in 2018.

(2)
For all Trustees other than John G. Murray, equals the sum of 1,000 Common Shares multiplied by the closing price of such shares on March 27, 2018, the award date for Common Shares awarded in connection with their initial election as Trustees, and 3,000 Common Shares multiplied by the closing price of such shares on May 23, 2018, the award date. For Mr. Murray, equals 3,000 Common Shares multiplied by the closing price of such shares on December 12, 2018, the award date for Common Shares awarded in connection with his initial election as a Managing Trustee. Amounts shown are also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Managing Trustees do not receive cash compensation for their services as Trustees. The compensation of Mr. Murray for his service as an executive officer of the Company is not included here and is described below under "Executive Compensation."

(4)
On November 30, 2018, John C. Popeo resigned from his positions as a Managing Trustee and President and Chief Executive Officer of the Company in connection with his retirement. The Board elected Mr. Murray to serve as a Managing Trustee and President and Chief Executive Officer, effective December 1, 2018.

(5)
Barry M. Portnoy served as a Managing Trustee of the Company until his death on February 25, 2018. The Board elected Mr. Popeo as a Managing Trustee, effective March 27, 2018, and he served on the Board until his retirement on November 30, 2018.

    2019 Proxy Statement    19

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each Trustee nominee, each Trustee, each of our named executive officers and our Trustees, Trustee nominees, named executive officers and other executive officers as a group, all as of January 31, 2019. Unless otherwise noted, to the Company's knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

Adam D. Portnoy	758,465	1.17%	Includes 745,672 Common Shares owned by ABP Trust. Voting and investment power with respect to Common Shares owned by ABP Trust may be deemed to be shared by Adam D. Portnoy as ABP Trust's sole trustee.
John C. Popeo	28,122	Less than 1%
John G. Murray	7,791	Less than 1%
Richard W. Siedel, Jr.	6,130	Less than 1%
Lisa Harris Jones	4,057	Less than 1%
Bruce M. Gans	4,000	Less than 1%
Joseph L. Morea	4,000	Less than 1%

All Trustees, named executive officers and other executive officers as a group (seven persons)	812,565	1.25%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on 65,074,791 Common Shares outstanding as of January 31, 2019.

20         2019 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of Common Shares held by persons the Company knows to be the beneficial owners of more than 5.0% of the outstanding Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	9,345,354	14.4%	Based on a Schedule 13G filed with the SEC on January 10, 2019 by Vanguard reporting that, at December 31, 2018, Vanguard beneficially owned 9,345,354 Common Shares and had sole voting power over 105,696 Common Shares, shared voting power over 60,689 Common Shares, sole dispositive power over 9,228,091 Common Shares and shared dispositive power over 117,263 Common Shares.
BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	5,787,354	8.9%	Based on a Schedule 13G filed with the SEC on February 8, 2019 by BlackRock reporting that, at December 31, 2018, BlackRock beneficially owned and had sole dispositive power over 5,787,354 Common Shares and sole voting power over 5,550,639 Common Shares.
Massachusetts Financial Services Company ("MFS") 111 Huntington Avenue, Boston MA 02199	3,475,394	5.3%	Based on a Schedule 13G filed with the SEC on February 13, 2019 by MFS reporting that, at December 31, 2018, MFS beneficially owned and had sole dispositive power over 3,475,394 Common Shares and sole voting power over 3,394,510 Common Shares.
Cohen & Steers, Inc. ("Cohen") 280 Park Avenue, 10th Floor New York, NY 10017	5,473,649	8.4%	Based on a Schedule 13G filed with the SEC on February 14, 2019 by Cohen reporting that, at December 31, 2018, Cohen beneficially owned and had sole dispositive power over 5,473,649 Common Shares and sole voting power over 4,809,302 Common Shares.

*
Beneficial ownership is shown as of December 31, 2018.

**
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Holder, as defined in our Declaration of Trust and therefore is not subject to this ownership limit, subject to certain limitations.

The percentages indicated are based on 65,074,791 Common Shares outstanding as of January 31, 2019.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our Trustees, executive officers and beneficial owners of more than 10% of our Common Shares to file reports of ownership and changes of ownership with the SEC and the Nasdaq. Based on our records and other information, we believe that during the year ended December 31, 2018 all applicable Section 16(a) filing requirements were met.

    2019 Proxy Statement    21

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2018 was a former, officer or employee of the Company. In 2018, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. Members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR LLC or its subsidiaries provide management services. Mr. Gans serves as an independent director of Five Star Senior Living Inc. ("FVE"). Ms. Harris Jones serves as an independent trustee of Senior Housing Properties Trust ("SNH") and an independent director of TravelCenters of America LLC ("TA"). Mr. Morea serves as an independent trustee of Tremont Mortgage Trust ("TRMT") and RMR Real Estate Income Fund ("RIF") and an independent director of TA. In addition, each of our Independent Trustees serves as a director of Affiliates Insurance Company ("AIC"). The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled "Certain Related Person Transactions" are incorporated by reference herein.

22         2019 Proxy Statement

EXECUTIVE COMPENSATION

The following tables and footnotes summarize the total compensation of the Company's President and Chief Executive Officer and Chief Financial Officer and Treasurer, who were serving as such officers as of December 31, 2018, and the Company's former President and Chief Executive Officer who served during the fiscal year ended December 31, 2018, or the Company's "named executive officers." None of the Company's named executive officers are employed by the Company. The Company's manager, RMR LLC, provides services that otherwise would be provided by employees, and employs and compensates the Company's named executive officers directly and in RMR LLC's sole discretion in connection with their services rendered to the Company and to RMR LLC and the other companies managed by RMR LLC or its subsidiaries. For information regarding the compensation paid by the Company to RMR LLC, please see the below "Related Person Transactions" section. For information regarding the compensation paid by RMR LLC and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2018 and its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Shareholders. RMR Inc.'s filings with the SEC are not incorporated by reference into this Proxy Statement. The Company does not pay the Company's named executive officers salaries or bonuses or provide other compensation or employee benefits except for the awards of Common Shares under the 2018 Equity Compensation Plan (the "Share Award Plan").

Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
John G. Murray(3) President and Chief Executive Officer	2018	60,900	—	60,900

Richard W. Siedel, Jr. Chief Financial Officer and Treasurer	2018	116,650	1,320	117,970
	2017	—	—	—

John C. Popeo(3) Former President and Chief Executive Officer	2018	200,310	1,320	201,630
	2017	—	—	—

(1)
Represents the grant date fair value of Common Share awards in 2018 calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the grant). No assumptions were used in this calculation. No Common Shares were awarded in 2017. The values listed in this column include the value of the 5,000 Common Shares the Company awarded to Mr. Popeo in his capacity as President and Chief Executive Officer and the 4,000 Common Shares the Company awarded to Mr. Popeo in his capacity as a Managing Trustee. The values listed in this column also include the value of the 3,000 Common Shares the Company award to Mr. Murray in his capacity as a Managing Trustee. The values listed in this column do not include the value of the 2,500 Common Shares the Company awarded to Mr. Murray in his capacity as an officer and employee of RMR LLC (prior to this appointment as President and Chief Executive Officer of the Company effective December 1, 2018).

(2)
Consists of cash distributions in the applicable year on unvested Common Shares received in connection with cash distributions the Company paid to all of the Company's shareholders. The Company pays no cash compensation to its executive officers. As noted above, they are employees of and paid by RMR LLC.

(3)
Mr. Popeo resigned as the Company's President and Chief Executive Officer effective November 30, 2018. The Board appointed John G. Murray as a Managing Trustee and the Company's President and Chief Executive Officer effective December 1, 2018. In connection with his retirement, RMR LLC entered into a retirement agreement with Mr. Popeo on October 24, 2018. For additional information with respect to this agreement and/or Mr. Popeo's retirement, please see the section entitled "Related Person Transactions" and the section entitled "Potential Payments upon Termination or Change in Control" in this Proxy Statement.

    2019 Proxy Statement    23

2018 Outstanding Equity Awards at Fiscal Year End

Share awards granted by the Company to the named executive officers in 2018 in their capacity as officers of the Company provide that one fifth of each award vested on the date of the award grant and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to the Company, RMR LLC or any company to which RMR LLC provides management services or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the Share Award Plan receive distributions that the Company makes, if any, on its shares on the same terms as other holders of the Common Shares.

The following table shows the total Common Shares awarded by the Company in 2018 to the Company's named executive officers that were unvested as of December 31, 2018.

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
John G. Murray(3)	2018	2,000	39,340
Richard W. Siedel, Jr.	2018	4,000	78,680
John C. Popeo(4)	2018	4,000	78,680

(1)
The Common Shares awarded in 2018 were awarded on September 13, 2018.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2018.

(3)
The Common Shares awarded to Mr. Murray in 2018 were awarded to him in his capacity as an officer and employee of RMR LLC before he became an executive officer of the Company.

(4)
Under Mr. Popeo's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Popeo's awards through March 31, 2019 and, in connection with his retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of March 31, 2019.

24         2019 Proxy Statement

Potential Payments upon Termination or Change in Control

The form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2018.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2018 ($)(1)
John G. Murray(2)	2,000	39,340
Richard W. Siedel, Jr.	4,000	78,680
John C. Popeo(3)	4,000	78,680

(1)
Equals the number of Common Shares multiplied by the closing price of the Common Shares on December 31, 2018.

(2)
The Common Shares awarded to Mr. Murray in 2018 were awarded to him in his capacity as an officer and employee of RMR LLC before he became an executive officer of the Company.

(3)
Under Mr. Popeo's retirement agreement, the Common Shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Popeo's awards through March 31, 2019 and, in connection with his retirement, the Compensation Committee approved the accelerated vesting of all his unvested Common Shares effective as of March 31, 2019.

From time to time we have approved, and may in the future approve, the acceleration of vesting of Common Shares previously awarded under the Share Award Plan to former employees of RMR LLC, which may include individuals who are our executive officers, when their employment with RMR LLC is terminated.

For a discussion of the consequences of a Termination Event under the Company's business and property management agreements with RMR LLC, see the below "Related Person Transactions" section.

    2019 Proxy Statement    25

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, legal proceedings involving the auditors, the results of inspections by the Public Company Accounting Oversight Board ("PCAOB") and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of the independent auditors' lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2019. Ernst & Young LLP has served as the Company's independent auditors since our formation in 2017 and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent registered public accounting firm is in the best interests of the Company and its shareholders.

The Audit Committee has determined to submit its selection of the independent auditors to our shareholders for ratification. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to the Company by Ernst & Young LLP for the fiscal years ended December 31, 2018 and 2017.

	2018 Fees ($)	2017 Fees ($)
Audit Fees(1)	824,462	2,265,913
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	720	—

(1)
The amount of audit fees for 2018 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Ernst & Young LLP to and approved by our or Select Income REIT's ("SIR") Audit Committee for services provided by Ernst & Young LLP, including in connection with the audit of the Company's 2018 financial statements, prior to that date. The final amount of the fees for those services may vary from the estimate provided. The amount of audit fees for 2017 includes $1,900,000 of fees associated with the IPO which were incurred by SIR and for which we reimbursed SIR.

26         2019 Proxy Statement

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of any of the Company's Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amount for 2018 reflects annual subscription fees for Ernst & Young LLP's online accounting research application.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, the Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB's rules.

All services for which the Company engaged its independent auditors in fiscal 2018 and 2017 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in fiscal 2018 and fiscal 2017 are set forth above. Our or SIR's Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services described above because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more efficiently and at a lower cost than the Company could obtain these services from other providers.

    2019 Proxy Statement    27

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at the 2019 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Assuming a quorum is present at the meeting, ratification of the appointment of the independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at the 2019 Annual Meeting.

The Board of Trustees recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as independent auditors.

28         2019 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2018; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Joseph L. Morea, Chair Bruce M. Gans Lisa Harris Jones

    2019 Proxy Statement    29

PROPOSAL 3:  APPROVAL OF AN AMENDMENT TO OUR DECLARATION OF TRUST SO THAT IN A CONTESTED ELECTION OUR TRUSTEES ARE ELECTED BY A PLURALITY OF THE VOTES CAST BY OUR SHAREHOLDERS

The Board has approved, and we are seeking shareholder approval for, an amendment to our Declaration of Trust so that in contested elections our Trustees are elected by a plurality of the votes cast by our shareholders. A plurality voting standard in contested elections of our Trustees will ensure that if the number of Trustee nominees proposed by the Board and our shareholders exceeds the total number of Trustees to be elected at a meeting, those Trustee nominees who receive the largest number of votes are elected to the Board. Plurality voting in contested elections of Trustees would align the Company's voting practices for contested elections with the guidelines of many institutional shareholders and proxy advisory firms and is consistent with best practices.

If the amendment proposed by the Board is not approved, in a contested election (which is an election in which the total number of nominees for election to the Board at a meeting of shareholders exceeds the total number of Trustees to be elected at such meeting), nominees must receive a majority of all votes entitled to be cast in order to be elected by shareholders. As a result, it is possible that in a contested election, due to abstentions and against votes, no Trustee would be elected by shareholders or less than the number of Trustees up for election would be elected, in which event the incumbent Trustee(s) would holdover or, if the incumbent Trustee(s) resign(s), the vacancies on the Board would be filled by the remaining Trustees rather than our shareholders. If the amendment proposed by the Board is approved by our shareholders, in a contested election, the Trustee nominees gaining the largest number of votes would be elected by our shareholders, more accurately reflecting the desires of shareholders.

Set forth immediately below is the text of the amendment proposed by the Board to the first sentence of Section 5.3(e) of our Declaration of Trust, marked to show the changes proposed. Words that are crossed out are proposed to be deleted.

  Except as may be mandated by any applicable law or the listing requirements of the principal securities exchange on which the Shares are listed, and subject to the provisions of any class or series of Shares hereafter authorized and then outstanding, ~~(1) the affirmative vote of~~ a plurality of all of the votes cast for the election of a Trustee at a meeting of shareholders of the Trust duly called and at which a quorum is present is required to elect a Trustee ~~in an uncontested election of Trustees, and (2) the affirmative vote of a majority of all the votes entitled to be cast for the election of Trustees at a meeting of shareholders of the Trust duly called and at which a quorum is present is required to elect a Trustee in a contested election (which is an election at which the number of nominees exceeds the number of Trustees to be elected at such meeting)~~.

Proposal 3 asks shareholders to approve the above described amendment to the first sentence of Section 5.3(e) of our Declaration of Trust so that in a contested election Trustees are elected by plurality voting. As indicated above, our Declaration of Trust currently provides a plurality vote standard for uncontested Trustee elections. As required under our Declaration of Trust, assuming a quorum is present at the meeting, the proposed amendment to our Declaration of Trust requires the approval of holders of shares representing a majority of the total number of votes authorized to be cast in respect of shares then outstanding and entitled to vote thereon.

The Board of Trustees recommends a vote "FOR" the approval of the amendment to our Declaration of Trust so that in a contested election our Trustees are elected by a plurality of the votes cast by our shareholders.

30         2019 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1.  What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2019 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that the SEC regulations require the Company to give you when it asks you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy. We are asking you to designate the following three persons as your proxies for the 2019 Annual Meeting: Jennifer B. Clark, Secretary; John G. Murray, Managing Trustee, President and Chief Executive Officer; and Adam D. Portnoy, Managing Trustee.

2.  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.

3.  What different methods can I use to vote?

By Written Proxy.    All shareholders of record can submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on June 2, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Telephone or Internet.    All shareholders of record also can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other

    2019 Proxy Statement    31

nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on June 2, 2019 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

In Person.    All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 12.

If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting the Company in the solicitation of proxies:

Morrow Sodali LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

4.  Who may vote at the 2019 Annual Meeting?

Holders of record of Common Shares as of the close of business on January 31, 2019, the record date, may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the record date.

5.  What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as the Board of Trustees recommends on those proposals. Other than the proposals listed on pages 12, 26 and 30, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their best judgment.

6.  What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the 2019 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the 2019 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on outcome of Proposal 1 or Proposal 2. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary

32         2019 Proxy Statement

authority to vote on your behalf. Abstentions and broker non-votes will have the same effect as votes against Proposal 3.

7.  What if I change my mind after I authorize a proxy to vote my shares?

Shareholders have the right to revoke a proxy at any time before it is voted at the 2019 Annual Meeting, subject to the proxy voting deadlines described above. Shareholders may revoke a proxy by authorizing a proxy again on a later date by internet or by telephone (only the last internet or telephone proxy submitted prior to the meeting will be counted) or by signing and returning a later dated proxy card or by attending the meeting and voting in person. If you are a beneficial owner, see the response to question 12.

A shareholder's attendance at the 2019 Annual Meeting will not revoke that shareholder's proxy unless that shareholder votes again at the meeting or sends an original written statement to the Secretary of the Company revoking the prior proxy. An original written notice of revocation or subsequent proxy should be delivered to Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, Attention: Secretary, or hand delivered to the Secretary before the taking of the vote at the 2019 Annual Meeting.

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

8.  Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of the 2019 Annual Meeting.

Instead of receiving future copies of the Company's proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

9.  How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow Sodali LLC ("Morrow Sodali") to assist with the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow Sodali against certain liabilities arising out of the Company's agreement with Morrow Sodali. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR LLC, its officers and employees and its parent's and subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

    2019 Proxy Statement    33

10.  What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2019 Annual Meeting, this Proxy Statement and the Annual Report to shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 219-1489. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2019 Annual Meeting Information

11.  How do I attend the 2019 Annual Meeting in person?

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders as of the record date (January 31, 2019) or their duly authorized representatives or proxies, and other persons permitted by the Chairman of the meeting. All attendees need photo identification for admission.

•
Record owners: If you are a shareholder as of the record date who holds shares directly, you need not present any documentation to attend the 2019 Annual Meeting, other than photo identification.

•
Beneficial owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable and such copy may be retained by the Company. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 12.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 219-1489.

12.  How can I vote in person at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the 2019 Annual Meeting, you need a legal proxy from your bank, broker or other nominee. You also need to follow the procedures described in the response to question 11 and to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. The Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

34         2019 Proxy Statement

Company Documents, Communications and Shareholder Proposals

13.  How can I view or request copies of the Company's SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.ilptreit.com, click on "Investors" and then click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.ilptreit.com, click on "Investors," and then click on "Financial Information" and then click on "SEC Filings."

We will deliver free of charge, upon request, a copy of the Company's Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

14.  How can I communicate with the Company's Trustees?

Any shareholder or other interested person who wants to communicate with the Company's Trustees, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@ilptreit.com. The communication will then be delivered to the appropriate party or parties.

15.  How do I submit a proposal for action at the 2020 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at the Company's 2020 annual meeting of shareholders must be submitted as follows:

•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at the Company's principal executive offices by December 7, 2019.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be received by the Company not later than 5:00 p.m., Eastern time, on December 7, 2019 and not earlier than November 7, 2019.

Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 10 of this Proxy Statement.

    2019 Proxy Statement    35

RELATED PERSON TRANSACTIONS

The descriptions of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to the Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since January 1, 2018 was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, the Company may not enter a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust and Bylaws and consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to the Company. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with the Company's policies, Declaration of Trust and Bylaws, each as described above. In the case of transactions with the Company by employees of RMR Inc. and its subsidiaries who are subject to the Code but who are not Trustees or executive officers of the Company, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and the Code are available on the Company's website, www.ilptreit.com.

Certain Related Person Transactions

Relationships with RMR LLC and Others Related to It. The Company has relationships and historical and continuing transactions with RMR LLC, RMR Inc., and others related to them. One of the Company's Managing Trustees, Adam D. Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., is a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. Barry M. Portnoy, Adam Portnoy's father, was the Company's other Managing Trustee and a managing director and an officer of RMR Inc. and an officer and employee of RMR LLC until his death on February 25, 2018. John G. Murray, who succeeded John C. Popeo as the

36         2019 Proxy Statement

Company's other Managing Trustee and President and Chief Executive Officer effective December 1, 2018, and each of the Company's other officers is also an officer and employee of RMR LLC and, until November 30, 2018, John Popeo was an officer of RMR LLC and will be an employee of RMR LLC until March 31, 2019. The Company's Independent Trustees also serve as independent trustees or independent directors of other public companies to which RMR LLC or its subsidiaries provide management services. Adam Portnoy serves, and, until his death, Barry Portnoy served, as a managing director or managing trustee of these companies and other officers of RMR LLC serve as managing trustees or managing directors of certain of these companies. In addition, officers of RMR LLC and RMR Inc. serve as the Company's officers and officers of other companies to which RMR LLC or its subsidiaries provide management services.

RMR LLC or its subsidiaries provide management services to four other Nasdaq listed REITs: Hospitality Properties Trust, which owns hotels and travel centers; Office Properties Income Trust (formerly known as Government Properties Income Trust, "OPI"), which owns buildings primarily leased to single tenants and those with high credit quality characteristics, such as government tenants; SNH, which primarily owns healthcare, senior living and medical office buildings; and TRMT, which primarily originates and invests in first mortgage loans secured by middle market and transitional commercial real estate. RMR LLC also provides services to other publicly and privately owned companies, including: FVE, which is listed on the Nasdaq and operates senior living communities; TA, which is listed on the Nasdaq and operates and franchises travel centers and restaurants; and Sonesta International Hotels Corporation ("Sonesta"), which operates, manages and franchises hotels, resorts and cruise ships. A subsidiary of RMR LLC is an investment adviser to RIF, a closed end investment company listed on the NYSE American, which invests in securities of real estate companies that are not managed by RMR LLC.

The Company has no employees. The personnel and various services the Company requires to operate the Company's business are provided to the Company by RMR LLC. Upon completion of the IPO on January 17, 2018, the Company entered two agreements with RMR LLC to provide management services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the Company's property level operations. Both of these management agreements are described below, see "—Management Agreements with RMR LLC."

Management Agreements with RMR LLC. The Company's management agreements with RMR LLC provide for an annual base management fee, an annual incentive management fee and property management and construction supervision fees, payable in cash, among other terms:

  •
  Base Management Fee. The annual base management fee payable to RMR LLC by the Company for each applicable period is equal to the lesser of:

  o
  the sum of (a) 0.5% of the average aggregate historical cost of the real estate assets acquired from a REIT to which RMR LLC provided business management or property management services (the "Transferred Assets"), which include the 266 properties SIR contributed to the Company in connection with its formation and IPO (the "Initial Properties"), plus (b) 0.7% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average aggregate historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  o
  the sum of (a) 0.7% of the average closing price per Common Share on the stock exchange on which such Common Shares are principally traded during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Company's Average Market Capitalization") up to $250.0 million, plus (b) 0.5% of the Company's Average Market Capitalization exceeding $250.0 million.

    2019 Proxy Statement    37

    The average aggregate historical cost of the Company's real estate investments includes the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar non-cash reserves.

  •
  Incentive Management Fee. The incentive management fee which may be earned by RMR LLC for an annual period is calculated as follows:

  o
  An amount, subject to a cap, based on the value of the outstanding Common Shares, equal to 12.0% of the product of:

  ▪
  if the relevant measurement period ends on or before December 31, 2020, $1.56 billion (the Company's unadjusted equity market capitalization as calculated at the IPO) or, if the relevant measurement period ends thereafter, the Company's equity market capitalization on the last trading day of the calendar year immediately prior to the relevant measurement period, and

  ▪
  the amount (expressed as a percentage) by which the total return per share, as defined in the business management agreement and further described below, of the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the applicable market index, or the benchmark return per share, for the relevant measurement period. Effective as of January 1, 2019, the Company amended the Company's business management agreement with RMR LLC so that the SNL U.S. Industrial REIT Index will be used as the applicable market index for periods beginning on and after January 1, 2019, with the SNL U.S. REIT Equity Index used for periods ending on or prior to December 31, 2018.

      For purposes of the total return per share of the holders of Common Shares, share price appreciation for a measurement period is determined by subtracting (1) if the measurement period ends on or before December 31, 2020, $24.00 per Common Share (the Company's unadjusted initial share price, as defined under the business management agreement, based on the Company's IPO price of the Common Shares), if the measurement period ends after December 31, 2020, the closing price of the Common Shares on the Nasdaq on the last trading day of the year immediately before the first year of the applicable measurement period from (2) the average closing price of the Common Shares on the 10 consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the measurement period.

    o
    The calculation of the incentive management fee (including the determinations of the Company's equity market capitalization, initial share price and the total return per share of holders of Common Shares) is subject to adjustments if additional Common Shares are issued during the measurement period.

    o
    No incentive management fee is payable by the Company unless the total return per share during the measurement period is positive.

    o
    The measurement periods are generally three year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive fee for 2020 (the period beginning on January 12, 2018, the first day the Common Shares began trading, and ending on December 31, 2020), 2019 (the period beginning on January 12, 2018 and ending on December 31, 2019) and 2018 (the period beginning on January 12, 2018 and ending on December 31, 2018).

    o
    If the Company's total return per share exceeds 12.0% per year in any measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the applicable market index for such measurement period and 12.0% per year, or the adjusted benchmark return per share. In instances where the adjusted benchmark return per share applies, the incentive management fee will be reduced if the Company's total return per

38         2019 Proxy Statement

      share is between 200 basis points and 500 basis points below the applicable market index by a low return factor, as defined in the business management agreement, and there will be no incentive management fee paid if, in these instances, the Company's total return per share is more than 500 basis points below the applicable market index.

    o
    The incentive management fee is subject to a cap. The cap is equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of the number of Common Shares then outstanding multiplied by the average closing price of Common Shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

    o
    Incentive management fees the Company paid to RMR LLC for any period may be subject to "clawback" if the Company's financial statements for that period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive management fee the Company paid was greater than the amount the Company would have paid based on the restated financial statements.

    Pursuant to the Company's business management agreement with RMR LLC, the Company recognized net business management fees of approximately $7.3 million for the period from January 17, 2018 through December 31, 2018. The Company did not incur an incentive management fee pursuant to the Company's business management agreement for the period ended December 31, 2018.

  •
  Property Management and Construction Supervision Fees. The property management fees payable to RMR LLC by the Company for each applicable period are equal to 3.0% of gross collected rents and the construction supervision fees payable to RMR LLC by the Company for each applicable period are equal to 5.0% of construction costs.

    Pursuant to the Company's property management agreement with RMR LLC, the Company recognized aggregate property management and construction supervision fees of approximately $4.7 million for the period from January 17, 2018 through December 31, 2018.

  •
  Expense Reimbursement. The Company is generally responsible for all of the Company's operating expenses, including certain expenses incurred or arranged by RMR LLC on the Company's behalf. The Company is generally not responsible for payment of RMR LLC's employment, office or administrative expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR LLC's employees assigned to work exclusively or partly at the Company's properties, the Company's share of the wages, benefits and other related costs of centralized accounting personnel, the Company's share of RMR LLC's costs for providing the Company's internal audit function and as otherwise agreed. The Company's property level operating expenses are generally incorporated into rents charged to the Company's tenants, including certain payroll and related costs incurred by RMR LLC. The amount the Company recognized as expense for payroll and related costs the Company reimbursed to RMR LLC was approximately $2.7 million for the period from January 17, 2018 through December 31, 2018. The Audit Committee appoints the Company's Director of Internal Audit and the Compensation Committee approves the costs of the Company's internal audit function. The amount recognized as expense for internal audit costs was approximately $0.2 million for the year ended December 31, 2018.

  •
  Term. The Company's management agreements with RMR LLC have terms that end on December 31, 2038, and automatically extend on December 31st of each year for an additional year, so that the terms of the Company's management agreements thereafter end on the 20th anniversary of the date of the extension.

  •
  Termination Rights. The Company has the right to terminate one or both of the Company's management agreements with RMR LLC: (i) at any time on 60 days' written notice for convenience, (ii) immediately on written notice for cause, as defined therein, (iii) on written notice given within 60 days after the end of an applicable calendar year for a performance reason, as

    2019 Proxy Statement    39

    defined therein, and (iv) by written notice during the 12 months following a change of control of RMR LLC, as defined therein. RMR LLC has the right to terminate the management agreements for good reason, as defined therein.

  •
  Termination Fee. If the Company terminates one or both of the Company's management agreements with RMR LLC for convenience, or if RMR LLC terminates one or both of the Company's management agreements for good reason, the Company has agreed to pay RMR LLC a termination fee in an amount equal to the sum of the present values of the monthly future fees, as defined therein, for the terminated management agreement(s) for the term that was remaining prior to such termination, which, depending on the time of termination would be between 19 and 20 years. If the Company terminates one or both of the Company's management agreements with RMR LLC for a performance reason, the Company has agreed to pay RMR LLC the termination fee calculated as described above, but assuming a 10 year term was remaining prior to the termination. The Company is not required to pay any termination fee if the Company terminates the Company's management agreements with RMR LLC for cause or as a result of a change of control of RMR LLC.

  •
  Transition Services. RMR LLC has agreed to provide certain transition services to the Company for 120 days following an applicable termination by the Company or notice of termination by RMR LLC, including cooperating with the Company and using commercially reasonable efforts to facilitate the orderly transfer of the management and real estate investment services provided under the Company's business management agreement and to facilitate the orderly transfer of the management of the managed properties under the Company's property management agreement, as applicable.

  •
  Vendors. Pursuant to the Company's management agreements with RMR LLC, RMR LLC may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods and services to the Company. As part of this arrangement, the Company may enter agreements with RMR LLC and other companies to which RMR LLC or its subsidiaries provide management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

  •
  Investment Opportunities. Under the Company's business management agreement with RMR LLC, the Company acknowledges that RMR LLC may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to the Company's and the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR LLC.

Financing. Pursuant to a side letter the Company entered with RMR LLC on January 29, 2019, the Company and RMR LLC each acknowledged that RMR LLC and one or more of the Company's subsidiaries may enter into property specific management agreements to accommodate secured financings and that the terms and conditions of the property management agreement will control the rights and obligations of the Company and RMR LLC.

Share Awards to RMR LLC Employees. The Company awards Common Shares to the Company's officers and other employees of RMR LLC annually. Generally, one fifth of these awards vests on the date of the awards and one fifth vests on each of the next four anniversaries of the dates of the awards. During 2018, the Company awarded to the Company's officers and other employees of RMR LLC annual awards of 54,400 Common Shares, valued at approximately $1.3 million, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were made under the Company's equity compensation plan. These share awards to RMR LLC employees are in addition to the share awards made to the Company's current and former Managing Trustees, as Trustee compensation, and the fees the Company paid to RMR LLC. During 2018, the Company purchased 2,369 Common Shares, at the closing price of the Common Shares on the Nasdaq on the date of purchase, from certain of the Company's officers and other employees of RMR LLC in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of Common Shares.

40         2019 Proxy Statement

On occasion, the Company has entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of Common Share awards previously awarded to them under the Company's equity compensation plans. The Company did not accelerate the vesting of any Common Share awards in 2018. Additionally, each of the Company's executive officers during 2018 received share awards of RMR Inc. and other companies to which RMR LLC or its subsidiaries provide management services in their capacities as officers or employees of RMR LLC.

Other. The Company has in the past held, and likely will in the future hold, business meetings at hotels operated by Sonesta, which is majority owned by one of the Company's Managing Trustees, Adam Portnoy, and the remainder was owned by Barry Portnoy until his death, and the Company's Trustees and officers have in the past stayed, and are likely in the future to stay, overnight at hotels operated by Sonesta when traveling for Company business. The Company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses the Company's Trustees and officers for the costs of these hotel stays.

Relationship with SIR. Until January 17, 2018, when the Company completed the IPO, the Company was a wholly owned subsidiary of SIR. SIR was the Company's largest shareholder until December 27, 2018, when SIR distributed to its shareholders of record as of the close of business on December 20, 2018, all 45,000,000 Common Shares that SIR then owned. Effective December 31, 2018, SIR merged with and into a wholly owned subsidiary of OPI. Adam Portnoy, one of the Company's Managing Trustees, was also a managing trustee of SIR prior to its merger into OPI's subsidiary. John Popeo, before he resigned on November 30, 2018, was the Company's other Managing Trustee and the Company's President and Chief Executive Officer, and he also served as the chief financial officer and treasurer of SIR. RMR LLC provided management services to SIR until its merger into OPI's subsidiary, and continues to provide management services to OPI and it provides management services to the Company. As a result of the merger, OPI succeeded to all of SIR's rights and obligations, including with respect to SIR's agreements with the Company.

Pre-IPO RMR LLC Management Fees. For periods prior to the completion of the IPO on January 17, 2018, base management fees payable by SIR under SIR's business management agreement with RMR LLC were calculated based on the historical costs of the Initial Properties and incentive management fees payable by SIR and allocated to the Company were based on the percentage of the base management fees allocated to the Company compared to the total base management fees paid by SIR. Base management fees paid by SIR and allocated to the Company by SIR for the period from January 1, 2018 to January 16, 2018 were approximately $0.3 million. The incentive management fee allocated to the Company by SIR for the year ended December 31, 2017 and paid by SIR to RMR LLC in January 2018 was approximately $7.7 million. General and administrative expenses incurred by SIR, which include costs of the internal audit function provided by RMR LLC to the companies it or its subsidiaries manage, were allocated to the Company by SIR for periods prior to the IPO based on the percentage of the base management fees allocated to the Company compared to the total base management fees paid by SIR. The amounts allocated to the Company by SIR for internal audit costs for the period from January 1 to January 16, 2018 was approximately $4,000.

RMR LLC was paid by SIR property management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs. The aggregate property management and construction supervision fees allocated to the Company by SIR for the period from January 1 to January 16, 2018 was approximately $0.2 million. This amount was calculated based upon gross collected rents and construction supervision services provided at or for the Initial Properties.

Under SIR's management agreements with RMR LLC, SIR was generally responsible for all of the Company's operating expenses, including certain expenses incurred by RMR LLC on the Company's behalf. The Company's property level operating costs are generally incorporated into rents charged to the Company's tenants, including certain payroll and related costs incurred by RMR LLC. The total of these property management related reimbursements paid by SIR to RMR LLC for costs incurred by RMR LLC related to the Initial Properties for the period from January 1 to January 16, 2018 was approximately $0.1 million. The Company also paid or reimbursed SIR for the Company's allocated portion of certain

    2019 Proxy Statement    41

insurance policies. The total of these insurance related reimbursements paid to SIR for costs for the period from January 1 to January 16, 2018 was approximately $4,000.

IPO Related Agreements with SIR. In connection with the Company's IPO on January 17, 2018, the Company and SIR entered a transaction agreement (the "Transaction Agreement") to govern the Company's relationship with SIR. OPI is the successor to SIR under the Transaction Agreement. Pursuant to the Transaction Agreement:

  •
  the Company's current assets and current liabilities were settled between SIR (for the periods ending on and before the closing of the IPO) and the Company (for periods ending after the closing of the IPO);

  •
  SIR agreed to indemnify the Company with respect to any of its liabilities, and the Company agreed to indemnify SIR with respect to any of the Company's liabilities, after giving effect to the settlement between the Company and SIR of the Company's current assets and current liabilities; and

  •
  the Company and SIR agreed to cooperate to enforce the ownership limitations in the Company's and SIR's respective declaration of trust as may be appropriate to qualify for and maintain qualification for taxation as a REIT under the United States Internal Revenue Code of 1986, as amended, and otherwise to ensure each receives the economics of its assets and liabilities and to file future tax returns, including appropriate allocations of taxable income, expenses and other tax attributes.

On January 17, 2018, the Company and SIR also entered a registration rights agreement, which granted SIR registration rights with respect to the Common Shares it owned, subject to certain limitations, with respect to the Common Shares then owned by SIR. This registration rights agreement expired on December 27, 2018 due to SIR no longer beneficially owning any of Common Shares following SIR's pro rata distribution of the Common Shares that it then held to its shareholders on such date.

The Company also reimbursed SIR for approximately $7.3 million of costs that SIR incurred in connection with the Company's formation and preparation for the IPO.

Relationship with AIC. On December 28, 2018, the Company and SIR entered a stock purchase agreement (the "AIC Stock Purchase Agreement") pursuant to which the Company purchased all of SIR's shares of common stock of AIC, effective December 31, 2018 for a purchase price of $8.6 million. As a result of this purchase, the Company, ABP Trust and five other companies to which RMR LLC provides management services currently own AIC, an Indiana insurance company, in equal amounts and are parties to a shareholders agreement regarding AIC. All the Company's Trustees (other than John Murray) and all the independent trustees and independent directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR LLC provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Pursuant to this agreement, AIC pays RMR LLC a service fee equal to 3.0% of the total annual net earned premiums payable under then active policies issued or underwritten by AIC or by a vendor or an agent of AIC on its behalf or in furtherance of AIC's business.

The Company and the other AIC shareholders participate in a combined property insurance program arranged and insured or reinsured in part by AIC. Historically, the Company participated in this program through SIR, as SIR's subsidiary, and SIR allocated to the Company the portion of the premiums for this insurance program, including taxes and fees, covering the Initial Properties, which allocation was approximately $0.3 million for the policy year ending June 30, 2019, which amount may be adjusted from time to time as the Company acquires or disposes of properties included in this insurance program. The Company paid or reimbursed SIR approximately $0.3 million in respect of this insurance program for the policy year ending June 30, 2019.

Directors' and Officers' Liability Insurance. The Company, RMR Inc. and certain other companies to which RMR LLC or its subsidiaries provide management services participate in a combined directors' and officers' liability insurance policy. The current combined policy expires in September 2020. Prior to SIR's

42         2019 Proxy Statement

distribution of the Common Shares it owned to its shareholders, as a majority owned subsidiary of SIR, the Company was provided coverage under this policy and SIR allocated a portion of its cost of the policy to the Company. The cost of this insurance SIR allocated to, and which was paid by, the Company was approximately $0.1 million for the year ended December 31, 2018.

The foregoing descriptions of the Company's agreements with RMR LLC, SIR/OPI, AIC and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov. The Company may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

    2019 Proxy Statement    43

OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Secretary

Newton, Massachusetts
April 5, 2019

44         2019 Proxy Statement

THANK YOU

Thank you for being a shareholder of Industrial Logistics Properties Trust.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern time, on June 2, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, on June 2, 2019. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Industrial Logistics Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Industrial Logistics Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. INDUSTRIAL LOGISTICS PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E70798-Z74330 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. INDUSTRIAL LOGISTICS PROPERTIES TRUST 1. Election of Trustees. Nominee (for Independent Trustee in Class I): Lisa Harris Jones Nominee (for Managing Trustee in Class I): John G. Murray For Withhold ! ! ! ! For Against Abstain ! ! ! ! ! ! 2. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year. 3. Approval of an amendment to the Company's Declaration of Trust so that in a contested election the Company's Trustees are elected by a plurality of the votes cast by the Company's shareholders. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. ! For address changes, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Trustees Recommends a Vote FOR both Nominees for Trustee in Proposal 1 and FOR Proposals 2 and 3.

INDUSTRIAL LOGISTICS PROPERTIES TRUST ANNUAL MEETING OF SHAREHOLDERS June 3, 2019, 9:30 a.m., Eastern time Industrial Logistics Properties Trust Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 Upon arrival, please present photo identification at the registration desk. Please see the Proxy Statement for additional attendance instructions. The 2019 Annual Meeting of Shareholders of Industrial Logistics Properties Trust will address the following items of business: 1. Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees; Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2019 fiscal year; Approval of an amendment to the Company's Declaration of Trust so that in a contested election the Company's Trustees are elected by a plurality of the votes cast by the Company's shareholders; and Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. 2. 3. 4. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. E70799-Z74330 INDUSTRIAL LOGISTICS PROPERTIES TRUST Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2019 Annual Meeting of Shareholders of Industrial Logistics Properties Trust (the "Company"), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Trustees of Industrial Logistics Properties Trust. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark, John G. Murray and Adam D. Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2019 Annual Meeting of Shareholders of the Company to be held at Industrial Logistics Properties Trust, Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on June 3, 2019, at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2019 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR BOTH NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments: